NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
EnerCom’s
The Oil & Services Conference
February 17, 2010
Investor Presentation

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Forward-Looking Statements
◆ This presentation contains forward-looking statements.
◆ All forward-looking statements speak only as of the date of this presentation or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to the company or any person acting on the company’s behalf are qualified by the cautionary statements in this section. The company does not undertake any obligation to update or publicly release any revisions to forward-
 looking statements to reflect events, circumstances or changes in expectations after the date of this report.
◆ Actual experience may differ and such differences may be material.
◆ Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance.
◆ Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K and Quarterly Reports on
 Form 10-Q.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

GOK Market Data
◆ Leading provider of seismic data acquisition, processing and interpretation services to the oil & gas industry worldwide
Market Data (at 2/8/2010)
• Exchange/Ticker:   NYSE Amex: GOK
• Market Capitalization:   $132.5 MM
• Enterprise Value:  $253.4 MM*
Trading Data (at 2/8/2010)
• Common Shares O/S  15.8 MM
• Avg. Volume (90 day)   184,811 shs/day
• Institutional Ownership  56%
*Reflects Debt & Preferred Equity as of 9/30/09, Cash (including $2.0M of Restricted Cash) as of 9/30/09 adjusted for net proceeds from December Equity Offering, excludes December Bond Offering & Related Cash
Proceeds as these are being held in Escrow pending closing of the PGS Onshore acquisition and will be returned if this acquisition does not close
Institutional ownership as reported by Ipreo Bigdough.

$400.0
$300.0
$200.0
$100.0
$0.0
$171
$239
$318
$305
$337
2006
2007
2008
2009E
2010E

4

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Industry Dynamics
◆ NOC’s control as much as 94% of world’s oil and gas reserves
 (Source: Oil & Gas Journal, February 2, 2009)
◆ Over 50% of Top 50 oil companies are NOC’s
 (Source: Petroleum Intelligence Weekly)
◆ OPEC oil production is at its highest level since December 2008
◆ Technical advances such as 3-D seismic, hydraulic fracturing and horizontal drilling are bringing new activity in regions with known hydrocarbon systems
◆ U.S. shale plays still active and profitable, E&P expenditures expected to rise by
 13% in 2010
◆ U.S. projects generally focused on natural gas, while international projects are mostly targeting oil prospects
◆ 45% of companies surveyed indicated an increase in 2010 exploration spending
◆ Increasing demand for seabed seismic data acquisition
 (Transition Zone, Ocean Bottom Cable and 4D)
Source: Barclays Capital - The Original E&P Spending Survey , December 16, 2009.
International Exploration and Production Expenditures ($B)

2010 Capital Spending Budgets ($B)

International,
$337
North
America,
$102

Capital Spending Budgets ($B)

$400
$350
$300
$250
$200
$150
$100
$50
$0
2009
2010
$90
$102
$305
$337
North America
International

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Expanding Capital Budgets
Source: Barclays Capital - The Original E&P Spending Survey , December 16, 2009.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Global Seismic Crew Count
Seismic Crew Data Source: IHS Energy.
1. Source: Barclays Capital - The Original E&P Spending Survey 12/16/2009
◆ International markets grew
 to 79% of total market from 77%,
 driven by NOCs and IOCs
 primarily targeting oil

◆ U.S. and Canadian markets
 declined to 21% of total market
 from 23%

◆ U.S. E&P spending in 2010
 expected to increase 12%;
 international E&P expected to
 increase 10%, mostly due to
 higher capital spending from
 NOCs(1)
◆ E&P companies announcing
 increase in percent of budget
 allocated to exploration(1)
◆ Global presence provides
 ability to redeploy assets
 to best markets
Region	Feb-2009	Feb-2010	Change
U.S.	75	65	-10
Canada	15	14	-1
U.S. & Canada	90	79	-11
Europe	36	32	-4
CIS	47	46	-1
Latin America	36	35	-1
Africa	74	72	-2
Middle East	35	35	-
Far East	73	70	-3
Outside U.S. & Canada	301	290	-11
World Total	391	369	-22

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Geophysical Market - Competitive Landscape
Company	Data Acquisition				M-C Data Library	Data Proc & Interp	Eqpmt.	Land Seismic Crews
	Marine Streamer	Land	TZ	OBC				Intl	North Amer.
Geokinetics (Pro Forma)		✓	✓	✓	✓	✓		✓	✓
Dawson		✓				✓			✓
Tidelands		✓	✓						✓
PGS (Pro Forma)	✓				✓	✓
BGP	✓	✓	✓			✓	✓	✓
CGGVeritas (Sercel)	✓	✓	✓	✓	✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓	✓	✓	✓	✓	✓	✓
Global Geophysical		✓	✓	✓	✓	✓		✓	✓
Seitel					✓
Mitcham							✓
ION Geophysical					✓	✓	✓
Bolt Technologies							✓
OYO Geospace							✓

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Geokinetics Overview
◆ Leading provider of seismic data acquisition, processing and interpretation services to the oil & gas industry worldwide
◆ Provides seismic data acquisition services by collecting two-dimensional (2D), three-dimensional
 (3D), and multi-component seismic data in land, marsh and swamp, and shallow water environments on a contract basis for its customers
◆ Provides a suite of onshore and offshore proprietary seismic data processing and interpretation products and services to produce an image of the earth’s subsurface
◆ Purpose-built vessels designed for cost-
 effective mobilization by air, land or sea
 ▪ Up to 65’ in length, ultra shallow draft vessels
 ▪ Capable of operating 150 ft. water depth
 ▪ Four active crews
◆ Launched OBC operations Q4 2007
◆ First operator of Sercel SeaRay (2 systems)
◆ Offshore capabilities up to 500 ft. water depth
◆ Expanding OBC capabilities near-term
Leader in Transition Zone
Emerging OBC Market

Geokinetics

- Leading provider with balanced global market presence
- Specialized expertise in difficult environments and key high growth markets
- Acquisition of PGS Onshore business enhances capabilities and international expertise
- Enhanced multi-client library portfolio through PGS Onshore acquisition
- Strong relationships with diversified customer base

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Investment Highlights

Geokinetics

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100%
75%
25%
48%
52%
40%
60%
19%
81%
23%
77%
12%
88%
14%
86%
2005
2006
2007
2008
YTD 2009
YTD 2009 PF
@ 9/30/09
PF @ 9/30/09
International
North America

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Leading Provider with a Global Market
Presence
Significant backlog provides strong visibility for crew utilization into 2010
Geographic Revenue % Split
Significant international presence with backlog of ~$455.1 millions as of 9/30/09
* Backlog is pro forma for the acquisition of PGS Onshore
Backlog %

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Acquisition of PGS Onshore Enhances
Capabilities and International Expertise

PGS Onshore Capabilities
◆ PGS Onshore engages in seismic operations on land, shallow water and transition zones, including onshore multi-client library
◆ As of September 2009, PGS Onshore had:
 ▪ 13 crew capacity (9 active) in 10 countries
 ▪ 3,514 data acquisition employees
 ▪ ~84,000 channels
◆ Extensive PGS Onshore geographic capabilities include:
 ▪ Desert - experience in severe desert conditions in Middle East and Africa
 ▪ Arctic - environmentally sensitive terrain through its modern equipment
 ▪ Mountain, Jungle and Swamp
 ▪ Highland - high channel count capability
 ▪ Transition Zone - “light tackle” shallow marine, and transition zone surveys
◆ Multi-client data library contains over 5,500 square miles of 2D / 3D seismic information covering the U.S.

Geokinetics

($ in millions)

Sources:	
Common Stock Offering	$37.0
Issuance of Common Stock to PGS	26.1
New Senior Notes	300.0
New $50 MM Revolver (Undrawn)	0.0
Total Sources	**$363.1**

Uses:	
Acquisition of PGS Onshore	$210.0
Repayment of existing debt obligations	75.4
General Corporate Purposes	53.8
Fees and Expenses [1]	23.9
Total Uses	**$363.1**

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Transaction Overview
Sources and Uses
◆ On December 3, 2009, Geokinetics Inc. (“Geokinetics”) signed a definitive agreement to acquire the onshore seismic data
 acquisition and multi-client data library business of Petroleum Geo
 -Services ASA (“PGS Onshore”)
◆ Purchase price of $210 million consisting of:
 ▪ $183.9 million in cash consideration
 ▪ $26.1 million common stock issued directly to the seller (1)
◆ Financing of the acquisition and refinancing of current debt outstanding includes:
 ▪ 4.0 million Share Common Stock Equity Follow-On
 ▪ $300 million Senior Secured Notes
(1) Reflects stock consideration based 2.15 million shares at an average price of $12.11 per share.
(2) Includes expenses related to this note offering, the concurrent common stock offering, the new senior secured revolving credit facility, the bridge loan and the preferred stock restructuring.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Premier Global Seismic Company
	1	Standalone		Combined
			PGS Onshore	The New
Recording Channels (1)		~120,000	~84,000	~204,000
Vibrator Equipment		68 (2)	84 (1)	152
Crew Capacity		25 (1)	13 (1)	38
Multi-Client Library Area		742 sq. miles (3)	5,500 sq. miles	6,242 sq. miles
Employees (1)		4,077
2008 EBITDA		$65.0	$71.9	$136.9 (4)
YTD 9/30/09 EBITDA		$71.6	$9.2	$80.8 (4)
Total Assets		$459.5	$211.5	$755.4 (5)
Backlog (9/30/09)		$259	$196	$455
(1) As of September 2009.
(2) Reflects vibrator trucks only.
(3) Currently in process.
(4) Refer to reconciliation of EBITDA.
US$ millions

(5) Total reflects pro forma adjustments.

Multi-Region and International Presence

Alaska
PGS: 1
Canada
Geokinetics: 3
USA
Geokinetics: 4
PGS: 2
Mexico
PGS: 3
Ecuador
Geokinetics: 1
Peru
Geokinetics: 1
PGS: 1
Bolivia
Geokinetics: 2
Colombia
Geokinetics: 2
Trinidad
PGS: 1
Brazil
Geokinetics: 2
PGS: 1
Morocco
PGS: 1
Tunisia
PGS: 1
Egypt
Geokinetics: 1
Libya
PGS: 1
Cameroon
Geokinetics: 1
Angola
Geokinetics: 2
Bangladesh
Geokinetics: 1
Cambodia
PGS: 1
Malaysia
Geokinetics: 1

Reflects country presence by Geokinetics, pro forma for the PGS Onshore acquisition.

Pro forma for the acquisition of PGS Onshore, Geokinetics will strongly enhance its international presence

Source: Geokinetics offering memorandum.

14

NYSE Amex: GOK - *A World of Opportunities, Revealed*

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Extensive Multi-Client Library
Source: PGS website.
Multi-Client Data Library

Willow Bend MC3D
35 square miles
Patrick Draw
290 square miles
Taloga
102 square miles
Wichita Mountain Front MC3D
3,000+ square miles
Ultra Deep Regional 2D
125 square miles
Hearne East and Flynn 3D
488 square miles
Crockett 3D
455 square miles
Key Creek North
505 square miles
High Density Alaska
 Foothills
500 square miles
Bradford County
742 square miles (1)
(1) In progress
PGS Onshore
Geokinetics

Geokinetics

PETRONAS

eog resources

Williams

Apache CORPORATION

bp

PEMEX

PETROBRAS

WOODSIDE

Schlumberger

GEOPHYSICAL PURSUIT, INC.

Santos

OXY

Eni

Chevron

PETRO ANDINA RESOURCES INC.

SEI SEISMIC EXCHANGE

Sonangol
PRODUZIR PARA TRANSFORMAR

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Strong Relationships with Diversified
Customer Base
Choice of Leading Operators - Geokinetics (Pro Forma)
◆ Long-standing relationships with major and independent oil and natural gas producers, as well as national oil companies throughout the world
 – Broad distribution of revenue across customer base
◆ No one customer represents more than 16% of total pro forma revenues

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Execution of Business Strategy Has Led to
History of Successful Growth
Maintain focus and specialization in
profitable, high-potential markets

Prudently invest in new and
technologically advanced equipment
Provide a broad range of services
Diversify operations geographically, oil
vs. gas, shallow water vs. land and other
services (Multi-Client and Data Process.)
Actively pursue strategic acquisitions
◆ In becoming a leading global seismic provider, Geokinetics has been able to execute its business strategy which has resulted in a history of successful growth
Successful integration of past
acquisitions
Significant capital investment in assets
and technology
(Over $200M over the past three years)
Transition to more international and
technologically advanced model
Significant growth in revenues and
improvements in profitability
Enhanced asset utilization and
operating efficiency

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Financial Highlights

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Historical and Pro Forma Financial
Performance
Historical and Pro Forma Revenue & EBITDA Trends

Source: Prospectus Supplement.
$357.7
$474.6
$388.6
$753.4
$530.2
$31.2
$65.0
$71.6
$136.9
$80.8
$0
$100
$200
$300
$400
$500
$600
$700
$800
2007A
2008A
YTD 9/30/09
2008 PF
YTD 9/30/09 PF
Revenues
EBITDA

$160
$140
$120
$100
$80
$60
$40
$20
$0
111.0
71.6
89.6
85.5
120.2
113.6
123.1
117.8
146.9
144.8
96.8
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309

Adjusted EBITDA ($MM)
$35
$30
$25
$20
$15
$10
$5
$0
18.6
1.0
12.4
2.3
18.4
12.4
18.4
15.8
25.4
29.8
16.9
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309

Note: Adjusted EBITDA excludes $3.2 million of one-time severance costs in 3Q07 related to CEO departure and restructuring of data processing segment.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Quarterly Results
Quarterly earnings can be uneven
◆ Seasonality primarily affects second quarter operations due to:
 ▪ Canadian working season and thaw
 ▪ Colombian rainy season
◆ Budgeting cycle of international companies
◆ Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization of crews and the timing of crew moves
Quarterly Revenue ($MM)

Geokinetics

($ in millions)	Actual 9/30/2009	Adjustments	Pro Forma 9/30/2009
Cash and Cash Equivalents	$19.4	$53.8	$73.2
			-
Debt			
Existing Credit Facility	$44.0	($44.0)	$0.0
Capital Leases and Vendor Financing	31.4	(31.4)	-
New Senior Secured Credit Facility	-	-	-
Senior Secured Notes, Net of Discount	-	294.3	294.3
Total Debt	$75.4	$218.9	$294.3
Mandatorily Redeemable Series C Pref. Stock	-	32.8	32.8
Total Debt Including Series C Pref. Stock	$75.4	$251.7	$327.1
Mezzanine Equity	$101.1	(30.7)	$70.4
Shareholders' Equity	131.6	60.6	192.2
Total Book Capitalization	$308.0	$281.6	$589.7
Total Debt / Book Capitalization	24.5%		55.5%
Enterprise Value (1)	$263.2		$498.2
Liquidity (Cash + credit facility availability) (2)	$34.2		$123.2

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Pro Forma Capitalization and Credit Statistics
Pro Forma Capitalization (9/30/09)
(1) Enterprise value as of 12/29/09 based on GOK stock price of $9.81. Stand alone based on 10.8 million shares outstanding. Pro forma shares outstanding based on 10.8 million basic shares outstanding + 0.8 million shares issued to Avista + 4.0 million shares issued to the public + 2.2 million shares issued to PGS.
(2) Represents revolver availability ($58.8M and $50M on stand alone and PF basis, respectively, less amount outstanding, plus cash on the balance sheet

$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$32.7
$94.7
$77.1
$38.6
$7.5
$31.1
$175.9
$62.9
$113.1
$51.7
$10.7
$40.9
2006
2007
2008
YTD 9/30/09
2008 PF
YTD 9/30/09 PF
Capital Expenditures
Multi-Client Investment

- Geokinetics has spent over $200 million in the last three years to upgrade its US crews, expand recording and seabed capacity and enter the OBC market

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Geokinetics and PGS Onshore Capital
Expenditures and Multi-Client Investments

◆ In 2009, Geokinetics began investment in the Multi-Client data library
◆ Both GOK and PGS Onshore capex has fallen in line with drop in oil prices
◆ PGS Onshore has invested heavily over the past several years to develop its multi-client library in the U.S.
Historical and Pro Forma Capital Expenditure and Multi-Client Investments
(US$ in millions)

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Synergies Discussion

$10 million in
annual synergies
Cost
Revenue
Growth
Platforms
◆ After completion of the PGS Onshore acquisition, Geokinetics estimates preliminary annual synergies of $10 million
◆ Majority of the synergies to be driven by overlap and cost reductions
◆ Synergies will begin to be partially realized in Q2 of 2010
Procurement
Corporate marketing
Organizational overlap
Office overlap
Cross-sell
Market access
New technology commercialization

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Thank you for your interest.
Investor Presentation